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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  May 16, 2002

                            COLGATE-PALMOLIVE COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)
              1-644-2                                     13-1815595
              -------                                     ----------
      (Commission File Number)                 (IRS Employer Identification No.)

    300 Park Avenue, New York, NY                           10022
    -----------------------------                           -----
(Address of principal executive offices)                 (Zip code)

        Registrant's telephone number, including area code (212) 310-2000
                                                           --------------

               Total number of sequentially numbered pages in this
                     filing, including exhibits thereto: 4





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Item 4. Changes in Registrant's Certifying Accountant

In the Proxy Statement, dated March 27, 2002, for the Annual Meeting of Stockholders of the Colgate-Palmolive Company (the "Company") held on May 8, 2002, the Company stated that following a careful review of recent events involving Arthur Andersen LLP ("Arthur Andersen") and in accordance with the recommendation of the Audit Committee of its Board of Directors, the Board of Directors had issued a Request for Proposal and begun a review process to determine which of the major global audit firms is most capable of serving as the Company's independent auditors. At the Annual Meeting, the Company announced that this process would be completed shortly.

In accordance with this previously disclosed timetable, on May 16, 2002, the Board of Directors of the Company, upon the recommendation of its Audit Committee, authorized and approved the replacement of Arthur Andersen as the Company's independent public accountants. In addition, the Board authorized and approved the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002.

None of Arthur Andersen's reports on the Company's consolidated financial statements for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company's consolidated financial statements for such years; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 16, 2002, stating its agreement with such statements.

During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matters or reportable events, as described in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed with this document.

Exhibit Number                       Description
--------------                       -----------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 16, 2002




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COLGATE-PALMOLIVE COMPANY





Date:   May 17, 2002                        By: /s/ STEPHEN C. PATRICK
                                               ---------------------------------
                                                      Stephen C. Patrick
                                                   Chief Financial Officer